UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 9, 2006

Oakley, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-13848	95-3194947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Icon, Foothill Ranch, California	92610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (949) 951-0991

                N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

1995 Stock Incentive Plan

At the Annual Meeting of Shareholders (the “Annual Meeting”) of Oakley, Inc. (the “Company” or “Oakley”), held on June 9, 2006, the shareholders of the Company approved the following amendments to the Oakley, Inc. 1995 Stock Incentive Plan (the “Stock Plan”): (i) to increase the number of shares reserved for issuance thereunder by 3,500,000 shares, (ii) to specify that the maximum number of shares that may be issued under the Stock Plan, including upon exercise of incentive stock options (“ISOs”), be 12,212,000 shares and (iii) to provide the performance goals applicable to awards of performance shares.

A description of the material terms of the Stock Plan is included under “Proposal 2: To Approve the Amendment to Oakley, Inc. 1995 Stock Incentive Plan” in our Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission (“SEC”) on April 25, 2006, which description is incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description
10.1	Oakley, Inc. 1995 Stock Incentive Plan, as amended (incorporated by reference to Appendix “A” to our Proxy Statement filed with the SEC on April 25, 2006).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oakley, Inc.
Date: June 14, 2006	By:	/s/ Richard Shields
Richard Shields
Chief Financial Officer

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit Number	Description

10.1	Oakley, Inc. 1995 Stock Incentive Plan, as amended (incorporated by reference to Appendix “A” to our Proxy Statement filed with the SEC on April 25, 2006).